SECOND AMENDMENT TO
AGREEMENT FOR PURCHASE AND SALE

THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this “Second Amendment”), is made as of March 21, 2014, by and among, (i) ARC Hospitality Baltimore, LLC, ARC Hospitality Providence, LLC, ARC Hospitality Stratford, LLC, and ARC Hospitality GA Tech, LLC, each a Delaware limited liability company (collectively, “Purchaser”), and (ii) HFP Hotel Owner II, LLC, a Delaware limited liability company (“HFP Seller”), CSB Stratford; LLC, a Delaware limited liability company (“CSB Seller”), and CC Technology Square, LLC; a Delaware limited liability company (“CC Technology Seller” and together with HFP Seller and CSB Seller individually and collectively, “Seller”).

WHEREAS, Purchaser and Seller entered into that certain Agreement for Purchase and Sale, dated January 30, 2014, as amended by that certain First Amendment to Agreement for Purchase and Sale dated March 11, 2014 (collectively, the “Agreement”), with regard to the Hotels, more particularly described in the Agreement. Purchaser and Seller wish to further amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Section 2.2.1. Section 2.2.1 is hereby amended by replacing the words “One Hundred Two Million and 00/100 Dollars ($102,000,000.00)” with “One Hundred One Million, Five Hundred Thousand and 00/100 Dollars ($101,500,000.00)”.

2.	Section 2.2.2(b). Section 2.2.2(b) is hereby replaced in its entirety with the following: “The balance of the Purchase Price, less Three Million, Five Hundred Thousand and 00/100 Dollars ($3,500,000.00), shall be paid by Purchaser’s execution of a promissory note in the form attached hereto as Exhibit F (the “Promissory Note”). The purchaser has the right to further increase the amount of the Promissory Note at closing, but not to exceed One Million, Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), with such additional amount to be funded by Seller in cash at Closing.”

3.	Section 2.2.2(d). Section 2.2.2(d) is hereby amended by replacing the words “One Million Dollars ($1,000,000.00)” with “Five Hundred Thousand and 00/100 Dollars ($500,000.00)”.

4.	Section 5.8. The penultimate sentence of Section 5.8 is hereby replaced with the following: “All such upgrades and improvements shall be performed by Purchaser at its own cost after Closing. Manager shall at Closing enter into a loan (the “PIP Loan”) with Purchaser to provide One Million, Seven Hundred and Seventy-Five Thousand Dollars ($1,775,000) in cash. The PIP Loan will be in the form attached hereto as Exhibit H.”

5.	Schedule 2.3. Schedule 2.3 to the Agreement is hereby replaced with Attachment 1 to this Second Amendment.

6.	Exhibit F. Exhibit F to the Agreement is hereby replaced with Attachment 2 to this Second Amendment.

7.	Exhibit H. A new Exhibit H shall be added to the Agreement, in the form appended to this Second Amendment as Attachment 3.

8.	Miscellaneous. The Recitals of this Second Amendment are hereby incorporated in and made a part of this Second Amendment by reference. Except as expressly modified hereby, the terms of the Agreement shall remain in full force and effect as written. If there shall be any conflict or inconsistency between the terms and conditions of this Second Amendment and those of the Agreement, the terms and conditions of this Second Amendment shall control. Any capitalized term used in this Second Amendment and not otherwise defined herein shall have the meaning ascribed to such term in the Agreement. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Signatures appear on following pages.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

SELLER:

HFP Hotel Owner II, LLC

By:	Hotel Four Pack, LLC, its Managing Member

By:	Barceló Crestline Corporation, its Managing Member

By:	/s/ James A. Carroll
Name: James A. Carroll
Its: President

CSB Stratford, LLC

By:	CCC Stratford LLC

By:	/s/ James A. Carroll
Name: James A. Carroll
Its: President

CC Technology Square, LLC

By:	/s/ James A. Carroll
Name: James A. Carroll
Its: President

[Signatures continue on the next page]

Signature Page-1

PURCHASER:

ARC HOSPITALITY BALTIMORE, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC HOSPITALITY PROVIDENCE, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC HOSPITALITY STRATFORD, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

Signature Page-2

ARC HOSPITALITY GA TECH, LLC

By:	American Realty Capital Hospitality Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

[End of signatures]

Signature Page-3

Attachment 1

Schedule 2.3

Purchase Price Allocation

(see attached)

Attachment 2

Exhibit F

Form of Promissory Note

(see attached)

Attachment 3

Exhibit H

Form of PIP Loan

(see attached)